Basic and diluted net loss per share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Basic and diluted net loss per share
26	Basic and diluted net loss per share

Basic and diluted net loss per share for the years ended December 31, 2017, 2018 and 2019 are calculated as follows:

	For the years ended December 31,
	2017	2018	2019
Numerator:
Net loss attributable to ordinary shareholders of the Company	(24,619)	(32,409)	(9,603)
Accretion of convertible redeemable preferred shares redemption value	(1,662)	-	-
Accretion to redeemable ordinary shares redemption value	(3,650)	-	-
Numerator for basic and diluted net loss per share	(29,931)	(32,409)	(9,603)
Denominator:
Denominator for basic and diluted net loss per share
- weighted average shares outstanding	13,931,503	26,452,409	28,583,548
Basic net loss per share	(2.15)	(1.23)	(0.34)
Diluted net loss per share	(2.15)	(1.23)	(0.34)

The Company’s preferred shares are participating securities and as such would be included in the calculation of basic earnings per share under the two-class method. According to the contractual terms of the preferred shares, the preferred shares do not have a contractual obligation to share in the losses of the Company. Therefore no loss was allocated to the preferred shares in the computation of basic loss per share for the years ended December 31, 2017, 2018 and 2019.

The share options, RSUs, warrants and convertible notes were excluded from the computation of diluted net loss per ordinary share for the years presented because including them would have had an anti-dilutive effect.

The following ordinary share equivalents were excluded from the computation of diluted net loss per ordinary share for the years presented because including them would have had an anti-dilutive effect:

	As of December 31,
	2017	2018	2019
Share options, RSUs and warrants – weighted average (thousands)	1,071	505	505
Convertible notes – weighted average (thousands)	-	929	6,909